Reverse Recapitalization	12 Months Ended
Dec. 31, 2023
Reverse Recapitalization [Abstract]
Reverse Recapitalization
3.	Reverse Recapitalization
As discussed in Note 1, AON LLC merged with DTOC, with AON LLC surviving the Merger. AON LLC is governed by a board of managers composed of three (3) persons that were designated by New AON and two (2) persons that were designated by holders of a majority of the AON LLC Common Units, held by members of AON LLC other than New AON. Management determined AON LLC was not a variable interest entity (Refer to Note 2), and as result, identified AON LLC as the accounting acquirer of the Merger in accordance ASC Topic 805. Management concluded that AON LLC was the accounting acquirer due to (i) the Legacy AON Stockholders, defined as the former AON Class A, Class A-1, and Class B unit holders, receiving the largest portion of the voting rights in the combined company, New AON, (ii) significantly all of the Legacy AON Stockholders retained their equity interest as stockholders in New AON, (iii) AON LLC’s operations prior to the Reverse Recapitalization comprising the only ongoing operations of New AON, (iv) the Legacy AON Stockholders have the right to appoint a majority of the directors of New AON, (v) the executive management of AON LLC will become the executive management of New AON and (vi) AON LLC is significantly larger than New AON in terms of revenue, total assets, and employees. Therefore, the Merger was accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with ASC Topic 805. New AON was treated as the “acquired” company for financial reporting purposes, and for accounting purposes, the Reverse Recapitalization was treated as the equivalent of AON LLC issuing stock for the net assets of New AON, accompanied by a recapitalization. The net assets of New AON were recorded at historical cost on the consolidated balance sheet as of September 20, 2023, the Closing Date of the Reverse Recapitalization, with no goodwill or other intangible assets recorded. For additional information on the capitalization of New AON and AON LLC immediately following the Closing of the Reverse Recapitalization, see Notes 1 and 2.
The following table provides the historical cost of assets and liabilities of AON Inc. as of September 20, 2023.

As of September 20, 2023
Cash and Cash Equivalents	$1,493
Current Liabilities	(13,295)
Long Term Liabilities	(6,791)
Total Net Liabilities	$(18,593)
The Company recorded a Day 1 expense as of the Closing of the Business Combination equal to $18.2 million. Of that total amount, $13.0 million was recorded in transaction expenses on the consolidated statement of operations and comprehensive loss. The remaining $5.2 million was recorded in other income (expense) net on the consolidated statement of operations and comprehensive loss. This amount represented the loss on the issuance of Public and Private Warrants, as of the Closing, net of cash received. The Company also recorded a $4.3 million gain in other income (expense), net related to the change in the fair value of the Public and Private Warrants during the period of September 21, 2023 through September 30, 2023.